Exhibit 32.1

CERTIFICATION PURSUANT TO U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of InterTAN, Inc. (the “Company”) on Form 10K for the fiscal year ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Brian E. Levy, President and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. ss. 1350 , as adopted pursuant to ss. 906 of the Sarbanes-Oxley act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial position and results of operations of the Company.

/s/ Brian E. Levy
Brian E. Levy
President and Chief Executive Officer
August 29, 2003